COMPOSITE COPY


                             FIRST BANK SYSTEM, INC.
                              INDEPENDENT DIRECTOR
                        RETIREMENT AND DEATH BENEFIT PLAN
                               (1991 RESTATEMENT)


                         First Effective January 1, 1987
                 As Amended and Restated Effective May 15, 1991


                                       AND

                                  As Amended By

                  The FIRST AMENDMENT Adopted February 15, 1995
                          But Effective January 1, 1995

                   The SECOND AMENDMENT Adopted July 17, 1996
                          But Effective January 1, 1996

                    The THIRD AMENDMENT Adopted July 17, 1996
                           But Effective July 17, 1996



NOTE: Material added or modified by the First, Second and Third Amendments is shown in italics. Modified section numbers are not generally shown in italics. Material deleted without replacement is indicated by a (triangle symbol).



                             FIRST BANK SYSTEM, INC.
                              INDEPENDENT DIRECTOR
                        RETIREMENT AND DEATH BENEFIT PLAN
                               (1991 RESTATEMENT)


                                TABLE OF CONTENTS

                                                                           PAGE

SECTION 1.    INTRODUCTION .................................................  1

              1.1.   Restatement of Plan
              1.2.   Definitions
                     1.2.1.          Accrued Benefit
                     1.2.2.          Beneficiary
                     1.2.3.          Change in Control Definitions
                                     (a)        Acquiring Person
                                     (b)        Affiliate
                                     (c)        Associate
                                     (d)        Beneficial Owner
                                     (e)        Board of Directors
                                     (f)        Change in Control
                                     (g)        Company Entity
                                     (h)        Continuing Director
                                     (i)        Exchange Act
                                     (j)        Full Change In Control
                                     (k)        Partial Change in Control
                                     (l)        Permitted Transaction
                                     (m)        Person
                                     (n)        Resulting Corporation
                     1.2.4.          Director
                     1.2.5.          Director Service
                     1.2.6.          FBS
                     1.2.7.          Plan
                     1.2.8.          Plan Statement
                     1.2.9.          Present Value
                     1.2.10.         Prior Plan Statement
                     (triangle symbol)
                     1.2.12.         Supplemental Retirement Pension
                     1.2.13.         Termination of Service
              1.3.   Rules of Interpretation

SECTION 2.    ELIGIBILITY ..................................................  6

SECTION 3.    SUPPLEMENTAL RETIREMENT BENEFITS .............................  7

              3.1.   Supplemental Retirement Pension
                     3.1.1.          When Available
                     3.1.2.          Amount
                     3.1.3.          Form of Pension
              3.2.   Change in Control
              3.3.   Facility of Payment

SECTION 4.    DEATH BENEFITS ...............................................  8

              4.1.   Death Before Benefit Commencement
                     4.1.1.          When Available
                     4.1.2.          Amount
                     4.1.3.          Form of Benefit
              4.2.   Death After Benefit Commencement
              4.3.   Designation of Beneficiaries
                     4.3.1.          Right To Designate
                     4.3.2.          Failure of Designation
                     4.3.3.          Disclaimers by Beneficiaries
                     4.3.4.          Definitions
                     4.3.5.          Special Rules
                     4.3.6.          No Spousal Rights

SECTION 5.    FUNDING OF PLAN .............................................. 11

              5.1.   Unfunded Agreement
              5.2.   Spendthrift Provision

SECTION 6.    AMENDMENT AND TERMINATION .................................... 11

SECTION 7.    DETERMINATIONS-- RULES AND REGULATIONS ....................... 12

              7.1.   Determinations
              7.2.   Rules and Regulations
              7.3.   Method of Executing Instruments
              7.4.   Information Furnished by Directors

SECTION 8.    PLAN ADMINISTRATION .......................................... 12

              8.1.   FBS
              8.2.   Conflict of Interest

SECTION 9.    DISCLAIMERS .................................................. 13



                             FIRST BANK SYSTEM, INC.
                              INDEPENDENT DIRECTOR
                        RETIREMENT AND DEATH BENEFIT PLAN
                               (1991 RESTATEMENT)


                                    SECTION 1

                                  INTRODUCTION

1.1. RESTATEMENT OF PLAN. Effective February 18, 1987, FIRST BANK SYSTEM, INC., a Delaware corporation (hereinafter sometimes referred to as "FBS"), adopted the "First Bank System, Inc. Independent Director retirement and Death Benefit Plan" for the purpose of establishing a supplemental retirement and death benefit plan for the benefit of certain eligible members of its Board of Directors (hereinafter referred to as the "Plan"). FBS reserved the right to amend and terminate that Prior Plan Statement from time to time. FBS now desires to exercise that reserved power of amendment by the adoption of this Plan Statement effective as of May 15,1991.

1.2. DEFINITIONS. When used herein with initial capital letters, the following words have the following meanings:

           1.2.1. ACCRUED BENEFIT-- the aggregate amount determined for the Director as of a specified date equal to:

           (a) the annualized amount of the base director retainer (exclusive of committee attendance and similar extra fees) in effect on the date on which occurs the earlier of: (i) the Director's Termination of Service, or (ii) the Director's death; multiplied by

           (b) the number of full years, and fractions of years, of the Director's Director Service (not to exceed ten years).

For this purpose, fractions of years shall be recorded in twelfths (1/12) and one-twelfth of a year of Director Service shall be credited only for each full calendar month of Director Service.

           1.2.2. BENEFICIARY -- a person designated by a Director (or automatically by operation of this Plan Statement) to receive all or a part of the Director's benefit in the event of the Director's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Director.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.3. CHANGE IN CONTROL DEFINITIONS. WHEN USED HEREIN WITH INITIAL CAPITAL LETTERS, THE FOLLOWING WORDS RELATING TO THE "CHANGE IN CONTROL" DEFINITION HAVE THE FOLLOWING MEANINGS:

           (a) ACQUIRING PERSON -- SHALL MEAN ANY PERSON WHO OR WHICH, TOGETHER WITH ALL AFFILIATES AND ASSOCIATES OF SUCH PERSON, IS THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS REPRESENTING 20% OR MORE OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES, BUT SHALL NOT INCLUDE ANY COMPANY ENTITY.

           (b) AFFILIATE-- SHALL HAVE THE MEANING ASCRIBED TO THE TERM "AFFILIATE" IN RULE 12b-2 PROMULGATED UNDER THE EXCHANGE ACT.

           (c) ASSOCIATE-- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN RULE 12b-2 PROMULGATED UNDER THE EXCHANGE ACT.

           (d) BENEFICIAL OWNER-- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN RULE 13d-3 PROMULGATED UNDER THE EXCHANGE ACT.

           (e)        BOARD OF DIRECTORS -- SHALL MEAN THE BOARD OF DIRECTORS OF
                      FBS.

           (f) CHANGE IN CONTROL-- SHALL MEAN A FULL CHANGE IN CONTROL OR A PARTIAL CHANGE IN CONTROL.

           (g) COMPANY ENTITY-- SHALL MEAN FBS, ANY SUBSIDIARY OF FBS OR ANY EMPLOYEE BENEFIT PLAN OF FBS OR OF ANY SUBSIDIARY OF FBS OR ANY ENTITY HOLDING SHARES OF THE VOTING CAPITAL STOCK OF FBS ORGANIZED, APPOINTED OR ESTABLISHED FOR, OR PURSUANT TO THE TERMS OF, ANY SUCH PLAN.

           (h) CONTINUING DIRECTOR-- SHALL MEAN ANY PERSON WHO IS A MEMBER OF THE BOARD OF DIRECTORS, WHILE SUCH PERSON IS A MEMBER OF THE BOARD OF DIRECTORS, WHO IS NOT AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, OR A REPRESENTATIVE OF AN ACQUIRING PERSON OR OF ANY SUCH AFFILIATE OR ASSOCIATE, AND WHO (x) WAS A MEMBER OF THE BOARD OF DIRECTORS AS OF JULY 17, 1996 OR (y) SUBSEQUENTLY BECOMES A MEMBER OF THE BOARD OF DIRECTORS, IF SUCH PERSON'S INITIAL NOMINATION FOR ELECTION OR INITIAL ELECTION TO THE BOARD OF DIRECTORS HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS; PROVIDED THAT ANY DIRECTOR DESIGNATED BY OR ON BEHALF OF A PERSON WHO HAS ENTERED INTO AN AGREEMENT WITH FBS (OR WHO IS CONTEMPLATING ENTERING INTO SUCH AN AGREEMENT) TO EFFECT A CONSOLIDATION OR MERGER OF FBS OR A COMPANY ENTITY, OR OTHER REORGANIZATION, WITH OR INTO ONE OR MORE ENTITIES WHICH ARE NOT COMPANY ENTITIES, AND ANY DIRECTOR THAT SERVES IN CONNECTION WITH THE ACT OF THE BOARD OF DIRECTORS OF INCREASING THE NUMBER OF DIRECTORS AND FILLING VACANCIES IN CONNECTION WITH, OR IN CONTEMPLATION OF, ANY SUCH TRANSACTION, SHALL NOT BE DEEMED TO HAVE RECEIVED SUCH ADVANCE APPROVAL FOR INITIAL NOMINATION OR ELECTION, AND ANY SUCH DIRECTOR SHALL NOT BE DEEMED TO BE A CONTINUING DIRECTOR; PROVIDED, FURTHER, THAT ANY SUCH DIRECTOR SHALL SUBSEQUENTLY BECOME A CONTINUING DIRECTOR AT SUCH TIME AS A NEW TERM OF OFFICE AS A DIRECTOR IS APPROVED BY FBS'S SHAREHOLDERS AT AN ANNUAL MEETING OF SHAREHOLDERS OCCURRING SUBSEQUENT TO THE COMPLETION OF ANY SUCH TRANSACTION (AND EXCLUDING ANY ANNUAL MEETING AT WHICH THE SHAREHOLDERS APPROVE ANY SUCH TRANSACTION); AND, PROVIDED, FURTHER, THAT IN THE CASE OF A PERMITTED TRANSACTION, ANY SUCH DIRECTOR SHALL NOT BECOME A CONTINUING DIRECTOR UNTIL THE LATER OF (i) THE END OF THE THREE-YEAR PERIOD FOLLOWING CONSUMMATION OF SUCH PERMITTED TRANSACTION OR (ii) SUCH TIME AS A NEW TERM OF OFFICE AS A DIRECTOR IS APPROVED BY FBS'S SHAREHOLDERS AT AN ANNUAL MEETING OF SHAREHOLDERS OCCURRING SUBSEQUENT TO THE COMPLETION OF SUCH PERMITTED TRANSACTION.

           (i) EXCHANGE ACT -- SHALL MEAN THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

           (j)        FULL CHANGE IN CONTROL -- SHALL MEAN:

                      (i) THE PUBLIC ANNOUNCEMENT (WHICH, FOR PURPOSES OF THIS DEFINITION, SHALL INCLUDE, WITHOUT LIMITATION, A REPORT FILED PURSUANT TO SECTION 13(d) OF THE EXCHANGE ACT) BY FBS OR ANY PERSON THAT A PERSON (OTHER THAN A COMPANY ENTITY) HAS BECOME THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS (x) REPRESENTING 20% OR MORE, BUT NOT MORE THAN 50%, OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES UNLESS THE TRANSACTION RESULTING IN SUCH OWNERSHIP HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS OR (y) REPRESENTING MORE THAN 50% OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES (REGARDLESS OF ANY APPROVAL BY THE CONTINUING DIRECTORS); OR

                      (ii) THE CONTINUING DIRECTORS CEASE TO CONSTITUTE A MAJORITY OF THE BOARD OF DIRECTORS OF FBS OR THE RESULTING CORPORATION, EXCEPT IN ACCORDANCE WITH THE TERMS OF A PERMITTED TRANSACTION AND EXCEPT AS A RESULT OF THE DEATH, RETIREMENT OR DISABILITY OF ONE OR MORE CONTINUING DIRECTORS (UNLESS ANY SUCH DEATH, RETIREMENT OR DISABILITY OCCURS FOLLOWING A PERMITTED TRANSACTION AND ANY VACANCIES CREATED THEREBY ARE NOT FILLED IN ACCORDANCE WITH THE TERMS OF THE WRITTEN AGREEMENT GOVERNING SUCH PERMITTED TRANSACTION); OR

                      (iii) ANY SALE, LEASE, EXCHANGE OR OTHER TRANSFER (IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS) OF ALL OR SUBSTANTIALLY ALL OF THE CONSOLIDATED ASSETS OF FBS AND ITS SUBSIDIARIES OR THE ADOPTION OF ANY PLAN OF LIQUIDATION OR DISSOLUTION OF FBS.

           (k)        PARTIAL CHANGE IN CONTROL -- SHALL MEAN:

                      (i) A CONSOLIDATION OR MERGER OF FBS OR A COMPANY ENTITY, OR OTHER REORGANIZATION, WITH OR INTO ONE OR MORE ENTITIES WHICH ARE NOT COMPANY ENTITIES, AS A RESULT OF WHICH LESS THAN 60% OF THE OUTSTANDING VOTING SECURITIES OF THE RESULTING CORPORATION ARE, OR ARE TO BE, OWNED BY FORMER SHAREHOLDERS OF FBS AS DETERMINED IMMEDIATELY PRIOR TO CONSUMMATION OF SUCH TRANSACTION (EXCLUDING VOTING SECURITIES OF THE RESULTING CORPORATION OWNED, OR TO BE OWNED, BY SUCH SHAREHOLDERS BY REASON OF THEIR OWNERSHIP PRIOR TO SUCH TRANSACTION OF SECURITIES OF ANY ENTITY OTHER THAN FBS) AND AS A RESULT OF WHICH THE CONTINUING DIRECTORS CONSTITUTE (i) MORE THAN 50% OF THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION OR (ii) EXACTLY 50% OF THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION IF THE TRANSACTION RESULTING IN SUCH EVENT IS A PERMITTED TRANSACTION; OR

                      (ii) THE PUBLIC ANNOUNCEMENT (WHICH, FOR PURPOSES OF THIS DEFINITION, SHALL INCLUDE, WITHOUT LIMITATION, A REPORT FILED PURSUANT TO SECTION 13(d) OF THE EXCHANGE ACT) BY FBS OR ANY PERSON THAT A PERSON (OTHER THAN A COMPANY ENTITY) HAS BECOME THE BENEFICIAL OWNER, DIRECTLY OR INDIRECTLY, OF SECURITIES OF FBS REPRESENTING 20% OR MORE, BUT NOT MORE THAN 50%, OF THE COMBINED VOTING POWER OF FBS'S THEN OUTSTANDING SECURITIES IF THE TRANSACTION RESULTING IN SUCH OWNERSHIP HAS BEEN APPROVED IN ADVANCE BY THE CONTINUING DIRECTORS.

           (l) PERMITTED TRANSACTION-- SHALL MEAN A TRANSACTION IN WHICH, PURSUANT TO A WRITTEN AGREEMENT BETWEEN FBS AND ALL PERSONS WHO HAVE ENTERED INTO AN AGREEMENT WITH FBS TO EFFECT A TRANSACTION DESCRIBED IN PARAGRAPH (i)OF THE DEFINITION OF PARTIAL CHANGE IN CONTROL, IT IS AGREED THAT
                      (w) THE CHIEF EXECUTIVE OFFICER OF FBS IMMEDIATELY PRIOR TO THE CONSUMMATION OF SUCH TRANSACTION SHALL BE THE CHIEF EXECUTIVE OFFICER OF THE RESULTING CORPORATION FOR NOT LESS THAN THREE YEARS FOLLOWING CONSUMMATION OF SUCH TRANSACTION, (x) UPON TERMINATION OF SERVICE OF ANY CONTINUING DIRECTOR FOR ANY REASON, INCLUDING UPON DEATH, DISABILITY OR RETIREMENT, PRIOR TO THE EXPIRATION OF SUCH DIRECTOR'S TERM DURING SUCH THREE-YEAR PERIOD, THE VACANCY THEREBY CREATED SHALL BE FILLED BY A NOMINEE SELECTED SOLELY BY THE CONTINUING DIRECTORS, (y) UPON EXPIRATION OF THE TERM OF ANY SUCH DIRECTOR DURING SUCH THREE-YEAR PERIOD, THE NOMINEE TO SUCCEED SUCH DIRECTOR SHALL BE SELECTED SOLELY BY THE CONTINUING DIRECTORS AND (z) THE PARTIES WILL TAKE OTHER APPROPRIATE STEPS TO ENSURE THAT THE BOARD OF DIRECTORS OF THE RESULTING CORPORATION WILL BE EVENLY DIVIDED BETWEEN CONTINUING DIRECTORS AND ALL DIRECTORS DESIGNATED BY OTHER PARTIES TO THE TRANSACTION DURING SUCH THREE-YEAR PERIOD.

           (m) PERSON-- SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM AS SUCH TERM IS USED IN SECTIONS 13(d) AND 14(d) OF THE EXCHANGE ACT.

           (n) RESULTING CORPORATION-- SHALL MEAN THE SURVIVING CORPORATION IN ANY CONSOLIDATION, MERGER OR OTHER REORGANIZATION TO WHICH FBS IS A PARTY; PROVIDED, HOWEVER, THAT IF THE SURVIVING CORPORATION IN ANY SUCH TRANSACTION IS A SUBSIDIARY OF ANOTHER CORPORATION, THEN THE RESULTING CORPORATION IS THE ULTIMATE PARENT CORPORATION OF SUCH SURVIVING CORPORATION; AND PROVIDED, FURTHER, THAT IN THE EVENT OF A CONSOLIDATION, MERGER OR OTHER REORGANIZATION TO WHICH A COMPANY ENTITY (OTHER THAN FBS) IS A PARTY, THEN FBS SHALL BE DEEMED THE RESULTING CORPORATION.

           1.2.4. DIRECTOR -- an individual serving on the Board of Directors of FBS who is not at the same time a common law employee of FBS or any of its subsidiary corporations.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1996

           1.2.5. DIRECTOR SERVICE -- A MEASURE OF A DIRECTOR'S SERVICE AS A DIRECTOR (STATED AS A NUMBER OF MONTHS) WHICH IS EQUAL TO THE TOTAL COMPLETED MONTHS OF THE INDIVIDUAL'S SERVICE AS A DIRECTOR (IRRESPECTIVE OF ANY TERMINATION OF SERVICE AND SUBSEQUENT REENTRY INTO SERVICE AS A DIRECTOR); SUBJECT, HOWEVER, TO THE FOLLOWING:

           (a) PRE-EFFECTIVE SERVICE. DIRECTOR SERVICE SHALL BE CREDITED FOR ANY PERIOD OF SERVICE COMPLETED BEFORE JANUARY 1, 1991, AS IF THIS PLAN STATEMENT WERE THEN IN EFFECT.

           (b) SUBSIDIARY SERVICE. IN THE CASE OF A DIRECTOR WHO HAS PERFORMED AT LEAST ONE (1) MONTH OF ACTUAL DIRECTOR SERVICE, DIRECTOR SERVICE SHALL BE CREDITED FOR SERVICES PERFORMED AS A MEMBER OF THE BOARD OF DIRECTORS OF ANY CORPORATION WHICH IS AN EIGHTY PERCENT (80%) OR GREATER SUBSIDIARY OF FBS (WHILE SUCH CORPORATION WAS AT LEAST AN EIGHTY PERCENT SUBSIDIARY OF FBS) AS IF SUCH SERVICE WERE PERFORMED AS A DIRECTOR FOR FBS.

           (c) ACQUIRED ENTITIES SERVICE. IN THE CASE OF A DIRECTOR WHO HAS PERFORMED AT LEAST ONE (1) MONTH OF ACTUAL DIRECTOR SERVICE, DIRECTOR SERVICE SHALL BE CREDITED FOR PRE-ACQUISITION SERVICES PERFORMED AS A MEMBER OF THE BOARD OF DIRECTORS OF ANY CORPORATION IF NOT LESS THAN NINETY-FIVE PERCENT (95%) OF ITS CAPITAL STOCK OF THAT CORPORATION IS DIRECTLY OR INDIRECTLY ACQUIRED BY FBS AS IF SUCH PRE-ACQUISITION SERVICES WERE PERFORMED AS A DIRECTOR FOR FBS; PROVIDED, HOWEVER, THAT SUCH SERVICE SHALL BE CREDITED ONLY IF THE DIRECTOR AGREES TO HAVE OFFSET FROM BENEFITS DUE UNDER THIS PLAN THE VALUE OF BENEFITS ATTRIBUTABLE SUCH SERVICE IN A FAIR AND EQUITABLE MANNER AS DETERMINED BY THE ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS.

           (d) ADVISORY BOARDS SERVICE. IN THE CASE OF A DIRECTOR WHO HAS PERFORMED AT LEAST ONE (1) MONTH OF ACTUAL DIRECTOR SERVICE, DIRECTOR SERVICE SHALL BE CREDITED FOR SERVICES PERFORMED AS A MEMBER OF AN ADVISORY BOARD OF ANY SUBSIDIARY DESCRIBED IN (b) ABOVE OR ANY ACQUIRED ENTITY DESCRIBED IN (c) ABOVE AS IF SUCH SERVICE WERE PERFORMED AS A DIRECTOR FOR FBS; PROVIDED, HOWEVER, THAT SUCH SERVICE SHALL BE CREDITED ONLY IF THE DIRECTOR AGREES TO HAVE OFFSET FROM BENEFITS DUE UNDER THIS PLAN THE VALUE OF BENEFITS ATTRIBUTABLE SUCH SERVICE IN A FAIR AND EQUITABLE MANNER AS DETERMINED BY THE ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS.

           (e) EXCLUDED SERVICE. DIRECTOR SERVICE SHALL NOT BE CREDITED FOR ANY PERIOD OF SERVICE DURING WHICH THE DIRECTOR IS A COMMON LAW EMPLOYEE OF FBS OR ANY OF ITS SUBSIDIARY CORPORATIONS OR ACQUIRED ENTITIES.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.6. FBS -- FIRST BANK SYSTEM, INC., a Delaware corporation, OR ANY SUCCESSOR THERETO.

           1.2.7. PLAN -- the supplemental retirement and death benefit program maintained by FBS for the Board of Directors eligible to participate therein, as first set forth in the Prior Plan Statement effective February 18, 1987, and as amended and restated in the Plan Statement. (As used herein, "Plan" does not refer to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to as the "FIRST BANK SYSTEM, INC.
INDEPENDENT DIRECTOR RETIREMENT AND DEATH BENEFIT PLAN."

           1.2.8. PLAN STATEMENT -- this document entitled "FIRST BANK SYSTEM, INC. INDEPENDENT DIRECTOR RETIREMENT AND DEATH BENEFIT PLAN (1991 Restatement)," as adopted by FBS effective as of May 15, 1991 as the same may be amended from time to time thereafter.

           1.2.9. PRESENT VALUE -- the actuarially equivalent single sum value of the unpaid installments of the Supplemental Retirement Pension determined as of a specified date assuming:

           (a) that the installments would have commenced on the earliest date when the installments benefit could have commenced; and

           (b) the interest rate used by the Pension Benefit Guaranty Corporation to value annuities (for participants who are the same age) in the event of plan terminations occurring on the first day of the calendar year in which occurs the date as of which the actuarially equivalent single sum is being determined.

The number of unpaid installments of the Supplemental Retirement Pension shall never be greater than ten (10) minus the number of annual installments already paid and shall never be less than zero (0).

           1.2.10. PRIOR PLAN STATEMENT -- the series of documents pursuant to which this Plan was established as of January 1, 1987, and operated thereafter until May 15, 1991.

           (triangle symbol)

           1.2.12. SUPPLEMENTAL RETIREMENT PENSION -- the pension benefit described in Section 3.1.

           1.2.13. TERMINATION OF SERVICE -- the termination of the Director's service as a Director for any of the following reasons:

           (a) The Director retires as required under the terms of the FBS Directors' Retirement Policy then in effect.

           (b)        The Director resigns voluntarily.

           (c) The Director is not reelected to a succeeding term as a member of the Board of Directors when his or her term expires.

           (d) The Director terminates after he or she is determined by FBS to be disabled and is, therefore, unable to fulfill the duties of a member of the Board of Directors because of that disability, however caused.

When necessary, FBS shall determine the date of the Termination of Service. The death of the Director is not a Termination of Service.

1.3. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on his birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Director or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Director or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, FBS shall determine whether the killing was felonious and intentional for the purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall be construed and enforced in accordance with the laws of the State of Minnesota.


                                    SECTION 2

                                   ELIGIBILITY

Each Director shall be a participant in the Plan as of the first day the Director first becomes a Director. A Director shall not be required to enroll as a condition of participation in this Plan.


                                    SECTION 3

                        SUPPLEMENTAL RETIREMENT BENEFITS

3.1. SUPPLEMENTAL RETIREMENT PENSION.

           3.1.1. WHEN AVAILABLE. Upon the later of:

           (i)        the Director's Termination of Service, or

           (ii)       the Director's attainment of age sixty-five (65) years,

the Director who has completed at least sixty (60) months of Director Service shall receive a Supplemental Retirement Pension. (No benefits shall be payable under this Plan to, or with respect to, any Director who dies or has a Termination of Service before completing sixty months of Director Service.)

           3.1.2. AMOUNT. The annual amount of the Director's Supplemental Retirement Pension shall be the amount of the Director's Accrued Benefit determined as of the date of the Director's Termination of Service divided by ten (10).


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1996

           3.1.3. FORM OF PENSION. THE FORM OF THE SUPPLEMENTAL RETIREMENT PENSION IS AN ANNUITY PAYABLE ANNUALLY ON OR ABOUT EACH MAY 1.

           (a) IF, AT THE DIRECTOR'S TERMINATION OF SERVICE, THE DIRECTOR WAS AT LEAST AGE SIXTY-SEVEN (67) YEARS OR HAD COMPLETED ONE HUNDRED FORTY-FOUR (144) MONTHS OF DIRECTOR SERVICE (i.e., THE DIRECTOR IS ENTITLED TO A LIFETIME ANNUITY),

                      (i) THE FIRST PAYMENT SHALL BE DUE ON THE MAY 1 COINCIDENT WITH OR NEXT FOLLOWING THE LATER OF THE DIRECTOR'S TERMINATION OF SERVICE, OR THE DIRECTOR'S ATTAINMENT OF AGE SIXTY-SEVEN (67) YEARS, AND

                      (ii) THE LAST PAYMENT TO THE DIRECTOR SHALL BE DUE ON THE MAY 1 IMMEDIATELY PRECEDING THE DATE ON WHICH THE DIRECTOR DIES.

           (b)        IN ALL OTHER CASES,

                      (i) THE FIRST PAYMENT SHALL BE DUE ON THE MAY 1 COINCIDENT WITH OR NEXT FOLLOWING THE LATER OF THE DIRECTOR'S TERMINATION OF SERVICE OR THE DIRECTOR'S ATTAINMENT OF AGE SIXTY-FIVE (65) YEARS, AND

                      (ii) THE LAST PAYMENT TO THE DIRECTOR SHALL BE DUE ON THE DATE ON WHICH THE TENTH ANNUAL PAYMENT IS MADE OR, IF EARLIER, ON THE MAY 1 IMMEDIATELY PRECEDING THE DATE ON WHICH THE DIRECTOR DIES.

PROVIDED, HOWEVER, IF THE PAYMENT OF THE SUPPLEMENTAL RETIREMENT PENSION IS ON ACCOUNT OF THE DISABILITY OF THE DIRECTOR, THE FIRST PAYMENT SHALL BE DUE ON THE MAY 1 COINCIDENT WITH OR NEXT FOLLOWING THE DIRECTOR'S TERMINATION OF SERVICE.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

3.2. CHANGE IN CONTROL. FOR THE PURPOSE OF THIS SECTION 3, ALL DIRECTORS SHALL BE DEEMED TO HAVE HAD A TERMINATION OF SERVICE ON THE DATE OF A FULL CHANGE IN CONTROL IF THEY HAVE NOT PREVIOUSLY HAD A TERMINATION OF SERVICE. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS PLAN STATEMENT, IN THE EVENT OF A FULL CHANGE IN CONTROL, THE REMAINING BENEFITS PAYABLE HEREUNDER (WHETHER PAYABLE TO DIRECTORS WHO ARE DEEMED TO HAVE HAD A TERMINATION OF SERVICE, PAYABLE TO DIRECTORS WHO HAVE PREVIOUSLY HAD A TERMINATION OF SERVICE, WITHOUT REGARD TO WHETHER PAYMENT OF THEIR BENEFITS HAS BEGUN, OR PAYABLE WITH RESPECT TO DIRECTORS WHO HAVE PREVIOUSLY DIED) SHALL BE COMMUTED TO THEIR PRESENT VALUE AS OF THE DATE OF SUCH FULL CHANGE IN CONTROL. THE COMMUTED BENEFITS SHALL BE PAID IN A SINGLE LUMP SUM PAYMENT WITHIN THIRTY (30) DAYS FOLLOWING THE DATE OF SUCH FULL CHANGE IN CONTROL.

3.3. FACILITY OF PAYMENT. In case of the legal disability of a Director entitled to receive any distribution under the Plan, payment shall be made, if the Board of Directors shall be advised of the existence of such condition:

           (a) to the duly appointed guardian, conservator or other legal representative of such Director, or

           (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Director, provided such person or institution has satisfied the Board of Directors that the payment will be used for the best interest and assist in the care of such Director, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Director.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of FBS and the Board of Directors.


                                    SECTION 4

                                 DEATH BENEFITS

4.1. DEATH BEFORE BENEFIT COMMENCEMENT.

           4.1.1. WHEN AVAILABLE. If, upon the death of a Director who:

           (a) has not begun to receive any payment of any supplemental retirement benefits under this Plan;

           (triangle symbol)

           (b)        has completed sixty (60) months of Director Service;

a death benefit shall be payable to the Director's Beneficiary. (If any benefit is payable under this Section 4.1, no benefit shall be payable under Section 4.2.)

           4.1.2. AMOUNT. The amount of the death benefit payment shall be the Present Value of an annuity of ten (10) annual payments each payment of which is equal to one-tenth (1/10) of the Director's Accrued Benefit. The Accrued Benefit and the Present Value shall be determined as of the date of the Director's death. The annuity will be deemed to commence on the May 1 coincident with or next following the Director's death.

           4.1.3. FORM OF BENEFIT. The death benefit payable hereunder shall be paid in a single lump sum payment as soon as administratively practicable following the Director's death.

4.2. DEATH AFTER BENEFIT COMMENCEMENT. The only death benefits which shall be payable under the Plan upon the death of a Director after payment of the Supplemental Retirement Pension has commenced to the Director shall be:

           (a) the payment of any unpaid installments of the Supplemental Retirement Pension to the Director's Beneficiary at the same times and in the same amount as would have been paid if the Director had not died; or

           (b) if the Director has so elected in writing prior to the date of his or her Termination of Service, the payment to the Beneficiary in a single lump sum of the Present Value of any unpaid installments of the Supplemental Retirement Pension to the Director's Beneficiary as soon as administratively practicable after the Director's death.

For this purpose, the number of any unpaid installments of the Supplemental Retirement Pension and the Present Value of such unpaid installments shall be determined as of the date of the Director's death. The number of unpaid installments of the Supplemental Retirement Pension shall never be greater than ten (10) minus the number of annual installments paid before the Director's death and shall never be less than zero (0).

4.3. DESIGNATION OF BENEFICIARIES.

           4.3.1. RIGHT TO DESIGNATE. Each Director may designate, upon forms to be furnished by and filed with FBS, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Director's benefit in the event of such Director's death. The Director may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Director and received by FBS during the Director's lifetime.

           4.3.2. FAILURE OF DESIGNATION. If a Director:

           (a)        fails to designate a Beneficiary,

           (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

           (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Director,

such Director's benefit, or the part thereof as to which such Director's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Director and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Director:

                      Director's surviving spouse
                      Director's surviving issue per stirpes and not per capita Director's surviving parents
                      Director's surviving brothers and sisters
                      Representative of Director's estate.

           4.3.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Director's benefit may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the benefit at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Director's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed benefit is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to FBS after the date of the Director's death but not later than one hundred eighty (180) days after the date of the Director's death. A disclaimer shall be irrevocable when delivered to FBS. A disclaimer shall be considered to be delivered to FBS only when actually received by FBS. FBS shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Director as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of
Section 5. No other form of attempted disclaimer shall be recognized by FBS.

           4.3.4. DEFINITIONS. When used herein and, unless the Director has otherwise specified in the Director's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Director.

           4.3.5. SPECIAL RULES. Unless the Director has otherwise specified in the Director's Beneficiary designation, the following rules shall apply:

           (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Director, it shall be deemed that the Beneficiary was not living at the time of the death of the Director.

           (b) The automatic Beneficiaries specified in Section 4.3.2 and the Beneficiaries designated by the Director shall become fixed at the time of the Director's death so that, if a Beneficiary survives the Director but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

           (c) If the Director designates as a Beneficiary the person who is the Director's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Director and such person shall automatically revoke such designation. (The foregoing shall not prevent the Director from designating a former spouse as a Beneficiary on a form executed by the Director and received by FBS after the date of the legal termination of the marriage between the Director and such former spouse, and during the Director's lifetime.)

           (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Director shall be given effect without regard to whether the relationship to the Director exists either then or at the Director's death.

           (e) Any designation of a Beneficiary only by statement of relationship to the Director shall be effective only to designate the person or persons standing in such relationship to the Director at the Director's death.

FBS shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

           4.3.6. NO SPOUSAL RIGHTS. No spouse or surviving spouse of a Director and no person designated to be a Beneficiary shall have any rights or interest in the benefits accumulated under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Director.


                                    SECTION 5

                                 FUNDING OF PLAN

5.1. UNFUNDED AGREEMENT. The obligation of FBS to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of FBS to make such payments. The Director shall have no lien, prior claim or other security interest in any property of FBS. FBS is not required to establish or maintain any fund, trust or account for the purpose of funding or paying the benefits promised under this Plan. If such a fund is established, the property therein shall remain the sole and exclusive property of FBS. FBS will pay the cost of this Plan out of its general assets.

5.2. SPENDTHRIFT PROVISION. No Director or Beneficiary shall have any transmissible interest in any benefit under this Plan nor shall any Director or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of FBS, nor shall FBS recognize any assignment thereof, either in whole or in part, nor shall any benefit be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of FBS.

The power to designate Beneficiaries to receive the benefit of a Director in the event of such Director's death shall not permit or be construed to permit such power or right to be exercised by the Director so as thereby to anticipate, pledge, mortgage or encumber such Director's benefit or any part thereof, and any attempt of a Director so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by FBS.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

                                    SECTION 6

                            AMENDMENT AND TERMINATION

FBS RESERVES THE POWER TO AMEND OR TERMINATE THE PLAN PRIOR TO A FULL CHANGE IN CONTROL. NO AMENDMENT OF THE PLAN, HOWEVER, SHALL REDUCE A DIRECTOR'S BENEFITS EARNED AS OF THE DATE OF SUCH AMENDMENT UNLESS THE DIRECTOR SO AFFECTED CONSENTS IN WRITING TO THE AMENDMENT. BENEFITS EARNED AS OF THE DATE OF AN AMENDMENT SHALL BE DETERMINED AS IF THE DIRECTOR HAD A TERMINATION OF SERVICE ON THAT DATE. AFTER A FULL CHANGE IN CONTROL, THE PLAN CANNOT BE AMENDED OR TERMINATED (AS APPLIED TO DIRECTORS WHO ARE DIRECTORS ON THE DATE OF THE FULL CHANGE IN CONTROL) UNLESS:


           (a) ALL BENEFITS EARNED BY ALL DIRECTORS AS OF THE DATE OF THE FULL CHANGE IN CONTROL HAVE BEEN PAID, OR

           (b)        A MAJORITY OF THE CONTINUING DIRECTORS (AS DEFINED IN
                      SECTION 1.2.3) AS OF THE DATE OF THE FULL CHANGE IN CONTROL GIVE WRITTEN CONSENT TO SUCH AMENDMENT OR TERMINATION.

THE FOREGOING RESTRICTIONS AND LIMITATIONS ON THE ABILITY TO AMEND AND TERMINATE THE PLAN SHALL NOT BE EFFECTIVE, HOWEVER, IF, WITHIN TEN (10) BUSINESS DAYS FOLLOWING THE DATE OF THE FULL CHANGE IN CONTROL, A MAJORITY OF THE MEMBERS OF THE ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS DETERMINES IN ITS SOLE DISCRETION THAT SUCH RESTRICTIONS AND LIMITATIONS SHALL NOT APPLY WITH RESPECT TO SUCH FULL CHANGE IN CONTROL.


                                    SECTION 7

                     DETERMINATIONS -- RULES AND REGULATIONS

7.1. DETERMINATIONS. FBS shall make such determinations as may be required from time to time in the administration of the Plan. FBS shall have the authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of Directors and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

7.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by FBS.

7.3. METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by FBS pursuant to any provision of this Plan Statement may be signed in the name of FBS by any officer or director thereof who has been authorized to make such certification or to give such notices or consents.

7.4. INFORMATION FURNISHED BY DIRECTORS. FBS shall not be liable or responsible for any error in the computation of the benefit of a Director resulting from any misstatement of fact made by the Director, directly or indirectly, to FBS, and used by it in determining the Director's benefit. FBS shall not be obligated or required to increase the benefit of such Director which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Director. However, the benefit of any Director which are overstated by reason of any such misstatement shall be reduced to the amount appropriate in view of the truth.


                                    SECTION 8

                               PLAN ADMINISTRATION

8.1. FBS. Except as hereinafter provided, functions generally assigned to FBS shall be discharged by the Organization Committee of the Board of Directors or delegated and allocated as provided herein.

8.2. CONFLICT OF INTEREST. If any member of the Board of Directors of FBS to whom authority has been delegated or redelegated hereunder shall have an benefit in the Plan, such Director shall have no authority as such Director with respect to any matter specially affecting such Director's individual interest hereunder (as distinguished from the interests of all Directors and Beneficiaries or a broad class of Directors and Beneficiaries), all such authority being reserved exclusively to the other Directors, to the exclusion of such Director, and such Director shall act only in such Director's individual capacity in connection with any such matter.


                                    SECTION 9

                                   DISCLAIMERS

Neither FBS nor any of its officers nor any member of its Board of Directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to any Director or to any Beneficiary or to any creditor of a Director or a Beneficiary. Each Director, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of FBS for such payments or to the benefit distributed to any Director or Beneficiary, as the case may be, for such payments. In each case where benefit shall have been distributed to a former Director or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Director or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of FBS. Neither FBS nor any of its officers nor any member of its Board of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the Plan by reason of the insolvency of FBS. FBS and its officers and the members of its Board of Directors shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.